Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2022	Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Events
Note 17 — Subsequent Events
On July 8, 2022, the plaintiffs voluntarily dismissed their stockholder derivative suit filed in the United States District Court for the State of Delaware styled Meyer, et al., v. Kemp, et al., Case No.
22-cv-00308
(D. Del.). The dismissal was without prejudice to plaintiffs’ right to re-file
the lawsuit in the Court of Chancery of the State of Delaware.
On July 28
, 2022
, the Company entered into a lease agreement for approximately 60,000 square feet of manufacturing facility in Sunnyvale, California having a lease term of 36 months with an option to extend for a period of additional 36 months. The undiscounted base rent payments for the first year of this lease is approximately $1.8 million with a 4% increase in base rent for each subsequent year. In addition to base rent, the Company will be responsible for the management fee of 5% of the base rent. In lieu of a cash security deposit, the Company is required to provide the landlord an irrevocable letter of credit in the amount of $0.3 million. This new lease facility will enable expansion of space product production and development capacity, thermal testing capacity, as well as providing production and engineering space for future space services business.
On August 2
, 2022
, the Company entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) and a Registration Rights Agreement (the “Registration Rights Agreement”) with B. Riley Principal Capital II, LLC (“B. Riley Principal Capital”). Pursuant to the Purchase Agreement, the Company will have the right to sell to B. Riley Principal Capital up to the lesser of (i) $100,000,000 of newly issued shares (the “Shares”) of the Class A Common Stock, and (ii) 53,059,650 Shares of Class A Common Stock, which number of shares is equal to 19.99% of the sum of Class A Common Stock and Class B common stock issued and outstanding immediately prior to the execution of the Purchase Agreement (subject to certain conditions and limitatio
ns), from time to time during the term of the Purchase Agreement. Upon execution of the Purchase Agreement, the Company issued 359,098 shares of Class A Common Stock to B. Riley as consideration for its irrevocable commitment to purchase shares of our Class A Common Stock from time to time.
Sales of the Shares pursuant to the Purchase Agreement, and the timing of any sales, are solely at the option of the Company over the
24-month
period from the date of initial satisfaction of the conditions to B. Riley Principal Capital’s obligation to purchase the Shares of Class A Common Stock set forth in the Purchase Agreement, including that a registration statement registering the resale by B. Riley Principal Capital of the Class A Common Stock under the Securities Act that may be sold to B. Riley Principal Capital by the Company under the Purchase Agreement is declared effective by the Securities and Exchange Commission (the “SEC”) and a final prospectus relating thereto is filed with the SEC. The purchase price of the Class A Common Stock that the Company may sell to B. Riley Principal Capital pursuant to the Purchase Agreement will be 97% of the average of the volume weighted average price of the Company’s Class A Common Stock as calculated per the terms set forth in the Purchase Agreement. The net proceeds from sales, if any, under the Purchase Agreement, will depend on the frequency and prices at which the Company sells the Shares of Class A Common Stock. To the extent the Company sells the Shares of Class A Common Stock under the Purchase Agreement, the Company currently plans to use any proceeds for working capital and general corporate purposes.
The Purchase Agreement prohibits the Company from issuing or selling any shares of Class A Common Stock to B. Riley Principal Capital under the Purchase Agreement which, when aggregated with all other shares of Class A Common Stock then beneficially owned by B. Riley Principal Capital and its affiliates would result in B. Riley Principal Capital beneficially owning more than 4.99% of the outstanding shares of Class A Common Stock.

Note 18 — Subsequent Events
Since December 31, 2021, three legal proceedings have been filed in which the Company is named as a defendant or a nominal defendant:
On February 9, 2022, a putative class action was filed in the United States District Court for the Eastern District of New York styled Artery v. Astra Space, Inc. et al., Case No.
1:22-cv-00737
(E.D.N.Y.) (the “Artery Action”).
The complaint alleges that we and certain of our current and former officers violated provisions of the Securities Exchange Act of 1934 with respect to certain statements concerning our capabilities and business prospects. The complaint seeks unspecified damages on behalf of a purported class of purchasers of our securities between February 2, 2021 and December 29, 2021. On March 23, 2022, a second putative class action was filed in the United States District Court for the Eastern District of New York styled Riley v. Astra Space, Inc., et al., Case No.
1:22-cv-01591
(E.D.N.Y.) (the “Riley Action,” with the Artery Action, the “Securities Actions”). The Riley Action alleges the same claims, based upon similar facts, against the same defendants, and seeks the same damages. The Company expects that the two cases will be consolidated into a single action. Under the applicable statute, potential lead plaintiffs have until April 11, 2022, to file motions with the court to request appointment as lead plaintiff. Defendants intend to move to dismiss once the Court appoints a lead plaintiff and an amended complaint is filed. We believe that the Securities Actions are without merit and intend to defend them vigorously. Due to the early stage of the cases, neither the likelihood that a loss, if any, will be realized, nor an estimate of the possible loss or range of loss, if any, can be determined.
On March 8, 2022, a stockholder derivative suit was filed in the United States District Court for the State of Delaware styled Meyer, et al., v. Kemp, et al., Case No.
22-cv-00308
(D. Del.). The complaint asserts claims against the current members of our board of directors and certain of our current and former officers, for breach of their fiduciary duty, waste, unjust enrichment, and contribution under the Securities Exchange Act of 1934, based upon the conduct alleged in the Artery Action. The plaintiffs seek monetary damages in favor of the Company in an unstated amount, reformation of the Company’s corporate governance and internal procedures, restitution including a disgorgement of any compensation, profits or other benefits achieved, and reimbursement of the plaintiffs’ reasonable fees and costs, including attorney’s fees. We believe that the case is without merit and intend to defend it vigorously. Due to the early stage of the case, neither the likelihood that a loss, if any, will be realized, nor an estimate of the possible loss or range of loss, if any, can be determined.
The Company has tendered defense of each of the three foregoing claims under its Directors’ and Officers’ policy. The retention under this policy is $20 million.